Texada Ventures Inc.

NUMBER [ ]	INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA 100,000,000 SHARES COMMON STOCK AUTHORIZED, $.001 PAR VALUE	SHARES [ ]

This certifies that	[NAME OF SHAREHOLDER]
		CUSIP	881718 10 0
SEE REVERSE FOR
CERTAIN DEFINITIONS

Is the owner of [NUMBER OF SHARES]

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Texada Ventures Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

DATED [DATE]

/s/ Marc Branson
PRESIDENT/	CORPORATE SEAL
SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT____________	Custodian______________
TEN ENT	-	as tenants by the entireties	(Cust)	(Minor)
JT TEN	-	as joint tenants with the right of	Act________________________	________________
		survivorship and not as tenants	(State)
in common

Additional abbreviations may also be used though not in the above list.

For value received,________________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

, Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________

X
     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY